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                                                                   EXHIBIT 10.30


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTOR SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                            REALEC TECHNOLOGIES, INC.
                            (A Delaware Corporation)

Note No. 1                                                         Santa Ana, CA

Amount: $3,780,000                                              October 25, 2001

                           CONVERTIBLE PROMISSORY NOTE

               For value received REALEC TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), promises to pay Micro General Corporation, a Delaware corporation, or its assigns ("Lender") the principal sum of $3,780,000 with simple interest on the outstanding principal amount at the rate of 7% per annum. Interest shall commence with the date hereof and shall be payable quarterly commencing December 31, 2001. The principal amount of this Note, as of the date hereof, represents a portion of the principal amount outstanding as of the date of this Note under that certain Line of Credit between the parties hereof.

               1. Outstanding principal amount and unpaid accrued interest shall be due and payable on July 31, 2003 (the "Maturity Date"); provided, however, that the principal amount of this Note and accrued interest thereon may be prepaid in whole or in part at any time without penalty. Any prepayment will be applied first to the payment of the accrued and unpaid interest and second to the payment of principal.

               2. Subject to the conversion provision set forth below, all payments of interest and principal shall be in lawful money of the United States of America at the principal office of the Borrower, or at such other place as the holder hereof may from time to time designate in writing to the Borrower, not later than 5:00 p.m. Pacific Time on the Maturity Date. All payments shall be applied first to accrued interest and thereafter to principal.

               3. At the election of Lender, all or any portion of the then outstanding principal amount and unpaid interest under the Note may be converted into shares of Series B Preferred Stock

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of Borrower at any time at a price per share equal to One Dollar and Thirty and
One-Half Cents ($1.305) by delivering to the Borrower written notice thereof.

               4. If this Note is converted as set forth in Section 3 above, the provisions of this Note relating to the obligation of the Borrower to pay principal and interest to the Lender, set forth above, shall be null and void as to such converted portion and no payment of principal and interest as to such converted portion shall be owed or paid by Borrower as to such converted amount.

               5. The Borrower and Lender intend to contract in compliance with all state and federal usury laws governing this Note. The Borrower and Lender agree that none of the terms of the this Note shall be construed as a contract for, or requirement to pay interest at a rate in excess of, the maximum interest rate allowed by any applicable state or federal usury laws. In the event that the interest rate under this Note exceeds or is deemed to exceed the maximum interest allowed by applicable law, such interest rate and this Note shall be automatically amended to provide for interest in compliance with such applicable law without requirement of any registration or permit. If the Lender receives sums which constitute interest that would otherwise increase the effective interest rate on the Note to a rate in excess of that permitted by any applicable law, then all such sums constituting interest in excess of the maximum lawful rate shall, at Lender's option, either be credited to the payment of principal or returned to the Borrower.

               6. This Note shall not entitle the Lender to any voting rights or other rights as a stockholder of the Borrower.

               7. This Note may be transferred only (i) in compliance with applicable federal and state securities laws, (ii) in compliance with the restrictions herein, (iii) upon the written consent of Borrower and (iv) only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Borrower. Thereupon, a new promissory note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note. The Lender agrees to provide a form W-9 to the Borrower on request.

               8. This Note is full recourse and a general unsecured obligation of the Borrower and the Lender acknowledges and agrees that the payment of the principal and interest on this Note will be subordinated in right of payment to the prior payment of any and all indebtedness that is senior to this Note, whether such senior indebtedness is presently outstanding or is hereafter incurred.

               9. Any amendment hereto or discharge, termination or waiver of any provision hereof may be made only with the written consent of the Borrower and Lender; provided, that Borrower and Lender may individually waive any provision of this Note with respect to their rights, but not their obligations, hereunder. This Note shall inure to the benefit of and bind the successors, permitted assigns, heirs, executors, and administrators of the parties hereto.

               10. This Note shall become immediately due and payable upon the occurrence of an Event of Default (as defined below), whereupon (i) this Note and all such interest shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; and (ii) the Lender, at its option, may proceed to enforce all other rights and remedies available to the Lender under applicable law. For


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purposes hereof, the occurrence of any of the following shall constitute an
"Event of Default" under this Note:

                              (a) the failure to make any payment of principal
or any other amount payable hereunder when due under this Note or the breach of any other condition or obligation under this Note, and the continuation of such failure or breach for thirty (30) days; or

                              (b) (i) the institution by Borrower of proceeding
to be adjudicated as bankrupt or insolvent, or consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Borrower in furtherance of any such action, or, (ii) if, within sixty (60) days after the commencement of an action against Borrower (and service of process in connection therewith on Borrower), seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Borrower or all orders or proceedings thereunder affecting the operations or the business of Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without consent or acquiescence of Borrower or of all or any substantial part of the properties of Borrower, such appointment shall not have been vacated.

               11. This Note is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of law principles thereof.

               12. Borrower agrees to pay all reasonable costs of collection of any amounts due hereunder arising as a result of any default hereunder, including without limitation, attorneys' fees and expenses.

               The Borrower hereby expressly waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other formality.

                                            REALEC TECHNOLOGIES, INC.

                                            By:
                                               ---------------------------------
                                            Name: John R. Snedegar, Chief
                                            Executive Officer


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